Exhibit 10.2

Execution Copy

Certain identified information in this exhibit, marked by [***], has been excluded because it is both (i) not material, and (ii) the type that the registrant treats as private or confidential.

AMENDMENT #1 TO COLLABORATION, LICENSE AND DEVELOPMENT AGREEMENT

This AMENDMENT #1 TO COLLABORATION, LICENSE AND DEVELOPMENT AGREEMENT (this “Amendment”) is entered into as of the date of last signature hereof (the “Amendment Date”) by and between Isis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Isis”), and AstraZeneca AB, a company incorporated in Sweden under no. 556011-7482 (“AstraZeneca”).  Isis and AstraZeneca are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

Whereas, Isis and AstraZeneca are parties to the Collaboration, License and Development Agreement dated December 7, 2012 (the “Agreement”);

Whereas, Isis and AstraZeneca desire to amend the Agreement to add an additional research program focused on the gene target [***] (GenBank accession # [***]) or any alternative splice variants, mutants, polymorphisms and fragments thereof (the “Amendment-Additional Collaboration Target”); and

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and solely with respect to the newly created program focused on the Amendment-Additional Collaboration Target, the Parties, intending to be legally bound, do hereby agree as follows:

1.
Amendment-Additional Collaboration Target Program.  In addition to the three Oncology Collaboration Programs under the Agreement, the Parties will conduct a research and development program on the Amendment-Additional Collaboration Target (the “Amendment-Additional Collaboration Target Program”) in accordance with this Amendment and the plan for the research and development of the Amendment-Additional Collaboration Target (the “Amendment-Additional Collaboration Target Research and Development Plan”).  The initial Amendment-Additional Collaboration Target Research and Development Plan is attached hereto as Attachment 1 and sets forth the activities to be conducted by each Party to reach Target Sanction for the Amendment-Additional Collaboration Target.  Once the Amendment-Additional Collaboration Target has reached Target Sanction, within [***] days the Parties will mutually agree to updates to the Amendment-Additional Collaboration Target Research and Development Plan to include the specific activities and studies under the Amendment-Additional Collaboration Target Research and Development Plan each Party will perform to identify a Development Candidate for the Amendment-Additional Collaboration Target.  This Amendment is without prejudice to AstraZeneca’s rights under Section 2.2.4(b) of the Agreement to add an additional Oncology Target to the Oncology Collaboration as set out therein.

2.	Amendment-Additional Collaboration Target Rights and Obligations. For purposes of the Agreement (except as explicitly set forth in this Amendment):

a.
the Amendment-Additional Collaboration Target will be considered a Gene Target under the Agreement and will be treated the same as an Oncology Target under the Agreement, including but not limited to Article 5 of the Agreement except that in Article 5.2 of the Agreement as it applies to the Amendment-Additional Collaboration Target the references to cancer shall be read as references to [***].

b.	the Amendment-Additional Collaboration Target Research and Development Plan will be treated the same as an Oncology Research and Development Plan;

c.
ASOs that are designed to bind to the RNA that encodes the Amendment-Additional Collaboration Target, where such ASO is discovered by Isis prior to the Amendment Date or in the performance of the Amendment-Additional Collaboration Target Research and Development Plan (“Amendment-Additional Collaboration Target Compounds”) will be treated the same as Oncology Compounds; the discovery research program focused on discovering Amendment-Additional Collaboration Target Compounds to select an Amendment-Additional Collaboration Target Development Candidate in accordance with the Amendment-Additional Collaboration Target Research and Development Plan will be treated the same as an Oncology Collaboration Program;

d.
An Amendment-Additional Collaboration Target Compound that is determined by Isis’ RMC in accordance with Isis’ standard procedures for designating development candidates as ready to start IND-Enabling Toxicology Studies, will be treated the same as a Lead Candidate;

e.
A Development Candidate selected by AstraZeneca arising out of the work conducted under the Amendment-Additional Collaboration Target Research and Development Plan (an “Amendment-Additional Collaboration Development Candidate”) will be treated the same as an Oncology Development Candidate;

f.
A finished product containing an Amendment-Additional Collaboration Target Compound as an active pharmaceutical ingredient (including any salt, hydrate, solvate or prodrug thereof) (a “Amendment-Additional Collaboration Target Product”) will be treated the same as an Oncology Product;

And as such, except as explicitly set forth in this Amendment, each Party will have the same rights and obligations with respect to Amendment-Additional Collaboration Target Compounds and Amendment-Additional Collaboration Target Products as each has under the Agreement with respect to Oncology Compounds and Oncology Products, including but not limited to:

a.	the Option under Section 3.5 of the Agreement to obtain the license set forth in Section 6.1.3 of the Agreement;

b.	and the applicable financial provisions under Article 8 of the Agreement as specified in Section 7 of this Amendment.

And the terms of the Agreement as they apply to the Amendment-Additional Collaboration Target, except where the context otherwise requires, shall be construed such that the Effective Date is replaced with the Amendment Date, including but not limited to Section 6.1.4 (e), 6.1.7, 6.2 of the Agreement and relevant definitions, including but not limited to “AstraZeneca Background IP”; and with respect to Section 3.2.2 of the Agreement where the Oncology Collaboration Term as it applies to the Amendment-Additional Collaboration Target will begin on the Amendment Date and will end on [***] (for the purposes of this Amendment herein referred to as the “Amendment-Additional Collaboration Term”).

3.
No Substitution Rights.  The rights of substitution in Section 3.3.7 of the Agreement shall continue to apply to the Oncology Targets as set out therein but AstraZeneca will have no rights of substitution under the Agreement or this Amendment with respect to the Amendment-Additional Collaboration Target Program.

4.	Performing the Amendment-Additional Collaboration Target Research and Development Plan; Costs.

a.
Isis will use Commercially Reasonable Efforts to conduct the activities to be conducted by Isis designated under the Amendment-Additional Collaboration Target Research and Development Plan.  Such activities will be treated the same as Isis Conducted Activities under the Agreement and the costs for such activities will be handled the same as the costs under Section 4.5.2 of the Agreement.

b.
AstraZeneca will use Commercially Reasonable Efforts to conduct all other activities as described in the Amendment-Additional Collaboration Target Research and Development Plan. Such activities will be treated the same as AstraZeneca Conducted Activities under the Agreement and the costs for such activities will be handled the same as the costs under Section 4.5.2 of the Agreement.

5.	Manufacturing and Supply.

The provisions of Section 4.6.1 (a) of the Agreement shall apply to Isis Conducted Activities designated under the Amendment-Additional Collaboration Target Research and Development Plan.

The provisions of Section 4.6.1 (b)(iii) (including the last two paragraphs of Section 4.6.1(b)) of the Agreement shall apply to AstraZeneca Conducted Activities under the Amendment-Additional Collaboration Target Research and Development Plan, as more specifically set out herein:

a.
Research Compound Supply.  Isis will provide up to [***] of bulk unformulated research-grade Compound for Amendment-Additional Collaboration Target Compounds for up to [***] for each of [***] ([***] total) [***].  In addition, should AstraZeneca require additional research-grade Compound for the Amendment-Additional Collaboration Target Program for pre-clinical studies, then, at AstraZeneca’s reasonable request, Isis will use its reasonable endeavors to provide such research-grade Compound for such pre-clinical studies at [***].

b.
Development API Supply.  Isis will supply (at AstraZeneca’s expense at [***] within 60 days after AstraZeneca’s receipt of the applicable invoice) bulk unformulated API for the Amendment-Additional Collaboration Development Candidate sufficient to support the IND Enabling Toxicology Studies for the Amendment-Additional Collaboration Target Development Candidate, and the quantity of API determined by the JSC when the protocol is available for the first Clinical Study, consistent with Isis’ obligations to supply the Oncology Programs under Section 4.6.1(b)(iii) of the Agreement.

c.
Formulation.  AstraZeneca will be responsible for conducting and paying for all formulation work to conduct the Amendment-Additional Collaboration Target Program. If requested by AstraZeneca, during the Amendment-Additional Collaboration Term Isis will provide reasonable assistance to AstraZeneca for such work as set out in the Amendment-Additional Collaboration Target Research and Development Plan.  Isis will provide such assistance on an hourly basis [***] up to a reasonable maximum number of hours set by the Amendment-Additional Collaboration Target Working Group for each year of the Amendment-Additional Collaboration Term, and thereafter at Isis’ then current FTE Rate. AstraZeneca will resupply any finished Product necessary to support any Isis Conducted Activities, AstraZeneca Conducted Activities, IND toxicology studies and the Phase 1 Study for the Amendment-Additional Collaboration Target Program.

d.
Manufacturing Services Agreement. The Parties have entered into a Manufacturing Services Agreement with effective date of 7 March 2013 as provided by Section 4.6.1 (b) of the Agreement and the Parties agree that they will use the MSA to facilitate the supply arrangements herein.

6.	Amendment-Additional Collaboration Target Working Group.

a.
Formation of the Amendment-Additional Collaboration Target Working Group. Within [***] ([***]) days after the Amendment Date, with respect to the Amendment-Additional Collaboration Target Program, the Parties will establish an Amendment-Additional Collaboration Target Working Group (“Amendment-Additional Collaboration Target Working Group”) that will be separate and independent from the JSC, and will be responsible for the coordination and management of activities under the Amendment-Additional Collaboration Target Research and Development Plan. The Amendment-Additional Collaboration Target Working Group will consist of an equal number of representatives of each Party.  The Amendment-Additional Collaboration Target Working Group will report into the JSC and will make decisions and resolve disputes in the same manner as the JSC.

b.
Term of Amendment-Additional Collaboration Target Working Group. The Amendment-Additional Collaboration Target Working Group (and any of its sub-teams and working groups) under this Amendment will cease to exist upon the earlier of Isis ceasing to participate in the JSC in respect of the Amendment-Additional Collaboration Target Program or the JSC ceasing to be responsible for making decisions in respect thereof, in each case as provided in Section 4.1.4 of the Agreement.

c.
Meeting Coordination. The Amendment-Additional Collaboration Target Working Group will meet at least once per quarter in person or via video conference or teleconference and more frequently whenever necessary and will meet in person at least twice a year. Isis and AstraZeneca will use commercially reasonable efforts to schedule meetings of the JSC and Amendment-Additional Collaboration Target Working Group to take place at the same location and on the same dates to maximize the use of each Party’s time, increase information sharing efficiencies and reduce the cost of additional travel, lodging and related expenses.

7.
FTE hours.     Sections 6.5.1 and 7.1.5 of the Agreement will apply to the Amendment-Additional Collaboration Target in the same manner as applied to each Oncology Product, except the reference in those Sections to [***]. Instead, under each of Sections 6.5.1 and 7.1.5 of the Agreement up to [***] of Isis’ time shall be available [***] to AstraZeneca (being [***] in total) specifically in respect of the Amendment-Additional Collaboration Target.

8.
Additional Financial Provisions.  The financial provisions set forth in Article 8 of the Agreement applicable to Oncology Products (including but not limited to Section 8.6 and Section 8.8) will apply to the Amendment-Additional Collaboration Target Products in the same manner as applied to each Oncology Product except that:

a.
Section 8.1(iii) of the Agreement shall not apply with respect to the Amendment-Additional Collaboration Target Program, and instead Section 8.1 of the Agreement shall be amended to add that AstraZeneca shall pay Isis an additional up-front fee of $[***] in partial consideration for the Option granted by Isis to AstraZeneca under Section 3.5 for the Amendment-Additional Collaboration Target within 30 days after the Amendment Date;

b.
In partial consideration for the Option granted by Isis to AstraZeneca under Section 3.5 of the Agreement in respect of the Amendment-Additional Collaboration Target, AstraZeneca will pay Isis $[***] when the Amendment-Additional Collaboration Target Program achieves Target Sanction, such payment to be due within 30 days following receipt of an invoice from Isis following such achievement; and

c.
Section 8.2 of the Agreement shall be amended such that up to a total of $[***] may become due and payable thereunder for a total of five Options (if AstraZeneca exercises all of its Options under the Agreement and under this Amendment and if a fourth Oncology Collaboration Program is added under Section 2.2.4 of the Agreement).

9.
Termination.  If the Amendment-Additional Collaboration Target Program has not achieved Target Sanction by [***], then either Party may terminate this Amendment by providing the other party a written notice thereof by [***] with the consequences thereof as set forth in Section 3.4 of the Agreement.  The Amendment-Additional Collaboration Target Program (and therefore this Amendment) will terminate at the end of the Amendment-Additional Collaboration Term if, despite the Parties’ Commercially Reasonable Efforts, by the expiration of the Amendment-Additional Collaboration term, Isis has not designated an Amendment-Additional Collaboration Target Lead Candidate, with the consequences thereof as set forth in Section 3.4 of the Agreement.  The licenses under the Cross-Licensed Collaboration Formulation IP granted by each Party under Section 11.c of this Amendment will survive termination of this Amendment or the Agreement.

10.	Representations and Warranties.

a.
Each Party hereby makes, as of the Amendment Date and solely with respect to the Amendment-Additional Collaboration Target Program, the same representations and warranties set forth in Section 10.1 of the Agreement.

b.
Isis hereby makes to AstraZeneca, as of the Amendment Date and solely with respect to the Amendment-Additional Collaboration Target Program, the same representations and warranties set forth in Section 10.2 of the Agreement.

11.	Intellectual Property Rights.

a.
Isis Patents.  Solely with respect to the Amendment-Additional Collaboration Target Program, the Patent Rights listed on Attachment 2 to this Amendment (i) are part of the Isis Core Technology Patents and (ii) will not be considered formulation technology excluded under the definitions of Licensed Know-How or Licensed Patents, except that the Patent Rights listed on Attachment 2 to this Amendment (A) will be considered formulation technology for purposes of Section 8.9.3, 8.9.4 of the Agreement and the definition of Additional Core IP under the Agreement, and (B) [***]. The Patent Rights listed on Attachment 3 to this Amendment are part of the Isis Product-Specific Patents, solely with respect to the Amendment-Additional Collaboration Target Program.

b.
[***] Agreements.   It is agreed by AstraZeneca and Isis that the Amendment-Additional Collaboration Target Compounds will be treated as [***] under AstraZeneca’s agreements with [***] (the [***]), as such term is defined therein.  As such, if clause (iv) of Section 3.4 of the Agreement or clause (i)(1) of Section 12.3.2 of the Agreement become applicable with respect to the Amendment-Additional Collaboration Target Program, then, subject to [***] right to use such results for research purposes as reserved to it in the [***], any results related to Amendment-Additional Collaboration Target Compounds owned by AstraZeneca under the [***] would be licensed to Isis under clause (iv) of Section 3.4 of the Agreement or clause (i)(1) of Section 12.3.2 of the Agreement, as the case may be.  AstraZeneca will not provide [***] with any Amendment-Additional Collaboration Target Compounds unless and until [***] agrees in writing that such Compounds will be treated as [***] under the [***], and AstraZeneca will provide Isis such written agreement if requested by Isis.  AstraZeneca will not amend (or waive any rights under) the [***] in any way that diminishes Isis’ rights under this Section 11b without Isis’ prior written consent.

c.
Cross-Licenses to Collaboration Formulation IP.  For purposes of this Amendment, “Cross-Licensed Collaboration Formulation IP” means (A) Patent Rights claiming formulation technology that is discovered, developed, invented, created or reduced to practice by or on behalf of a Party during the Agreement Term (i) in the performance of the Amendment-Additional Collaboration Target Plan, (ii) using the Amendment-Additional Collaboration Target Compounds, or (iii) using the inventions described in the Patent Rights listed on ATTACHMENT 2 to this Amendment, and (B) any Know-How related thereto, in each case to the extent Controlled by a Party at any time during the Agreement Term.  Claims within a Patent Right claiming a specific combination of an Amendment-Additional Collaboration Target Compound and formulation technology will be Product-Specific Patents and will not be Cross-Licensed Collaboration Formulation IP.  For purposes of the definition of Cross-Licensed Collaboration Formulation IP, [***].

i
Isis hereby grants to AstraZeneca a perpetual, worldwide, non-exclusive, fully-paid, royalty-free, sublicensable license under the Cross-Licensed Collaboration Formulation IP to research, develop, manufacture, have manufactured, register, market and commercialize products.

ii
AstraZeneca hereby grants to Isis a perpetual, worldwide, non-exclusive,  sublicensable license under the Cross-Licensed Collaboration Formulation IP to research, develop, manufacture, have manufactured, register, market and commercialize products.  Notwithstanding the foregoing, until the earlier of the [***] anniversary of the Amendment Date and the date Section 3.4 or Section 12.3.2 of the Agreement becomes applicable with respect to the Amendment-Additional Collaboration Target Program, Isis agrees that it will not (A) practice its license from AstraZeneca under any Patent Right within the Cross-Licensed Collaboration Formulation IP that is solely owned by AstraZeneca to develop, manufacture, have manufactured, register, market or commercialize products that [***] (such product, a “Restricted Product”); provided that the restriction set forth in this clause (A) will not preclude Isis from conducting research on any ASOs prior to designation of such ASOs as a development candidate; or (B) [***] a Restricted Product as [***] where such Restricted Product is Covered by a Patent Right within the Cross-Licensed Collaboration Formulation IP that is solely owned by AstraZeneca.

12.
No Impact on Other Collaboration Programs. Except as otherwise expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms. For the avoidance of doubt, this Amendment is solely intended to modify certain terms of the Agreement regarding the Amendment-Additional Collaboration Target Program, and does not amend the Agreement in any way with respect to the [***] Program, [***] Program or any of the Oncology Collaboration Programs.

13.
Entire Agreement and Governing Law. Section 14.9 of the Agreement shall be construed as including this Amendment. This Amendment shall be construed and interpreted as per the Agreement, including but not limited to governing law and jurisdiction, and defined terms set out in the Agreement shall have the same meaning in this Amendment unless otherwise provided by this Amendment.

* - * - * - *

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

Isis Pharmaceuticals, Inc.

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:

Date:

AstraZeneca AB

By:	/s/ Jan-Olof Jacke

Name:	Jan-Olaf Jacke

Title:	CFO, AstraZeneca AB

Date:	2013-08-13

Attachment 1

Amendment-Additional Collaboration Target Research and Development Plan

[***]

Attachment 2

Amendment-Additional Collaboration Target Isis Core Technology Patents

[***]

Attachment 3

Amendment-Additional Collaboration Target Isis Product Specific Patents

[***]